UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

HERITAGE INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36462	45-5338504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 N. Westshore Blvd Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HRTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On March 3, 2023, the Board of Directors (the “Board”) of Heritage Insurance Holdings, Inc. (the “Company”), on recommendation of the Corporate Governance and Nominating Committee, appointed Paul L. Whiting to the Board to fill a recent vacancy on the Board, effective immediately. Mr. Whiting is expected to serve on the Audit Committee and the Corporate Governance and Nominating Committee of the Board.

The Board has determined that Mr. Whiting qualifies as independent under the applicable New York Stock Exchange listing standards. There are no arrangements or understandings between Mr. Whiting and any other persons with respect to his appointment as a director. Neither Mr. Whiting nor any immediate family member of Mr. Whiting has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Mr. Whiting will participate in the non-employee director compensation arrangement described under the heading “Director Compensation” in the Company’s 2022 Proxy Statement filed on April 29, 2022, which includes an annual cash retainer of $125,000 and an annual grant of restricted stock with a grant date fair value of $40,000 for services as a director and an additional annual cash retainer of $2,500 as a member of a committee of the Board.

Item 8.01	Other Events

On March 9, 2023, the Company issued a press release announcing the appointment of Mr. Whiting to the Board. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Current Report.

No.	Exhibit

99.1	Press Release dated March 9, 2023.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: March 9, 2023	By:	/s/ Kirk Lusk
Kirk Lusk
Chief Financial Officer